UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 4, 2010
Symantec Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Ellis Street, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(650) 527-8000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a)	Amendment to Bylaws.
On May 4, 2010, the Board of Directors of Symantec Corporation approved an amendment, effective immediately, to Article II, Section 2.1 of the Company’s Bylaws to provide that the directors are elected by a majority of the votes cast, except in the case of an election for directors in which there are one or more stockholder nominees, in which case a plurality standard shall govern. A copy of the Bylaws, as amended, is filed as Exhibit 3.01 to this Current Report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Title or Description
3.01	Symantec Corporation Bylaws, as amended May 4, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symantec Corporation
Date: May 4, 2010	By:	/s/ Scott C. Taylor
Scott C. Taylor
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Exhibit Title or Description
3.01	Symantec Corporation Bylaws, as amended May 4, 2010.